APPROVAL CERTIFICATE OF
ENTERPRISES
WITH FOREIGN INVESTMENT IN THE
PEOPLES REPUBLIC OF CHINA
     Serial No.                                   Yunfu MCFTEO
     (1992) 45#
     Date of Approval                             August 21, 1992



                                             Renewed Date March 19,1997

No.0320559
     Name of   Chinese
     Company
     English   Kunmin Xinmao Petrochemical Industrial, Co., Ltd.
     Add of Co.     No. 50 Mintong Rd., Kumin City
     Type of Co.    Joint Venture  Duration of Co.
               20 years
     Total Investment    2.75 million USD
     Registered Capital  1.925 million USD
     Names of investors (Chinese & English )      Location
               contributions
     Part A:        Kunmin
               916,600 USD
     Kumin Haowei Enterprise (Group)
     Co., Ltd.
     Part B:        USA
               1,833,400 USD
     Everlasting International (Nevada)
     Co., Ltd.
1. Processing and Selling Domestic & industrial LPG.

Business  2. Manufacturing Cylinder Stove Water Heater.
          Cigarette Lighter And Their accessories.

Scope          3. Inspecting Maintaining and consulting of Gas
          Quality stove And Cylinder.

          4. Entrusted Processing of Domestic crude oil and sales of its By Products